UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                             ---------------------



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 28, 2004

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


              DELAWARE                    001-31256                52-2103926
    (State or other jurisdiction   (Commission file number)   ( I.R.S. employer
         of incorporation)                                   identification no.)

      102 SOUTH WYNSTONE PARK DRIVE
        NORTH BARRINGTON, ILLINOIS                                   60010
 (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 28, 2004, Clark, Inc. issued a press release announcing its financial results for the three months and nine months period ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 Press release of Clark, Inc. dated October 28, 2004.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CLARK, INC.


Date:  November 2, 2004                         By: /s/ Jeffrey W. Lemajeur
                                                    --------------------------
                                                     Jeffrey W. Lemajeur
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS

   Exhibit
   -------
     99.1       Press release dated October 28, 2004.

                                       4